Retirement benefit schemes	12 Months Ended
Dec. 31, 2019
Disclosure Of Defined Benefit Plans [Abstract]
Retirement benefit schemes

11 Retirement benefit schemes

The Group’s subsidiary undertakings operate over 190 retirement benefit arrangements worldwide, including arrangements required by local employment laws. The majority of scheme members (including deferred and retired members) belong to defined benefit schemes. The majority of defined benefit schemes are funded externally, and many are closed to new entrants. The Group also operates a number of defined contribution schemes, and the majority of employees actively accruing retirement benefits do so as members of these arrangements.

The liabilities arising in the defined benefit schemes are determined in accordance with the advice of independent, professionally qualified actuaries, using the projected unit credit method. It is Group policy that all schemes are formally valued at least every three years.

The principal schemes are in the US, UK, Germany, Canada, Netherlands and Switzerland. Together, schemes in these territories account for around 95% of the total obligations of the Group’s defined benefit pension arrangements. These obligations consist mainly of final salary pension schemes which provide benefits to members in the form of a guaranteed level of pension payable for life. The level of benefits provided depends on members’ length of service and their salary in the final years leading up to retirement. In addition, the Group operates several healthcare benefit schemes, of which the most significant are in the US and Canada. The liabilities in respect of healthcare benefits are also assessed by qualified independent actuaries, applying the projected unit credit method.

All of these arrangements, including funded schemes where formal trusts or equivalents are required, have been developed and are operated in accordance with local practices and regulations where applicable in the countries concerned. For example, in the US, the main funded pension schemes are the Reynolds American Retirement Plan and the Retirement Income Plan for Certain RAI Affiliates, and the main funded healthcare scheme is the Brown & Williamson Tobacco Corporation Welfare & Fringe Benefit Plan, all of which are established with corporate trustees that are required to run the schemes in accordance with the Plan’s rules and to comply with all relevant legislation, including the Employee Retirement Income Security Act 1974. Similarly, in the UK, the main pension scheme is the British American Tobacco UK Pension Fund (“UK Fund”), which is established under trust law and has a corporate trustee that is required to run the scheme in accordance with the Fund’s Trust Deed and Rules and to comply with the Pension Scheme Act 1993, Pensions Act 1995, Pensions Act 2004 and all other relevant legislation.

Responsibility for the governance of the schemes across the Group, including investment decisions and contribution schedules, generally lies with the trustees. The trustees for each arrangement will usually consist of representatives appointed by both the sponsoring company and the beneficiaries. In the US, the corporate trustees act as custodians with a committee of local management acting in a fiduciary capacity with regard to investment decisions, risk mitigation and administration of the arrangements.

The majority of schemes are subject to local regulations regarding funding requirements. Contributions to defined benefit schemes are determined after consultation with the respective trustees and actuaries of the individual externally funded schemes, and after taking into account regulatory requirements in each territory. The Group’s contributions to funded retirement benefit schemes in 2020 in total are expected to be £80 million compared to £82 million in 2019.

Contributions to the various funded schemes in the US are agreed with the relevant corporate Trustee, the named fiduciary, scheme actuaries and the committee of local management after taking account of statutory requirements including the Pensions Protection Act of 2006, as amended. Through its US subsidiaries, the Group intends to make significant regular contributions, when required, with the aim of maintaining a funding status of at least 90% and becoming fully funded long-term. During 2019, the Group did not contribute to its funded pension and post-retirement plans in the US and does not expect to do so in 2020.

With effect from July 2018, contributions to the UK Fund, as agreed with the Trustee to meet the cost of future benefit accrual, were£18 million per annum. Additional annual contributions to cover funding shortfalls are payable as required until the Fund is valued to 110% on a Technical Provisions basis. These were £12 million in 2019 and 2018 and are expected to be the same in 2020, subject to review as part of the next formal triennial valuation effective March 2020. Total contributions payable to the UK Fund are secured by a charge over the Group’s Head Office (Globe House) up to a maximum of £150 million. The charge would be triggered in the event that the Group defaults on agreed contributions due to the Fund or if an insolvency event occurs with respect to the UK entity responsible for making the payments. The charge is due to be released in 2039 but may be released earlier by negotiation or if the Fund is valued to 115% on a Technical Provisions basis. Under the rules of the scheme, any future surplus would be returnable to the Group by refund at the end of the life of the scheme. The funding commitment is therefore not considered onerous, and in accordance with IFRIC 14 no additional liabilities or surplus restriction have been recognised in respect of these commitments.

Payments made to pensioners by the operating companies in Germany, net of income on scheme assets, are deemed to be company contributions to the Contractual Trust Arrangements and are anticipated to be around £17 million in 2020 and around £30 million per annum for the four years after that. Contributions to pension schemes in Canada, Netherlands and Switzerland in total are anticipated to be around £24 million in 2020 and then around £10 million per annum for the four years after that.

The majority of benefit payments are from trustee administered funds, however, there are also a number of unfunded schemes where the sponsoring company meets the benefit payment obligation as it falls due, including Defined Benefit and Defined Contribution Unapproved Unfunded Retirement Benefit Schemes (DB UURBS and DC UURBS respectively). The DC UURBS credits accrued in the year are increased in line with the Company’s Weighted Average Cost of Debt and the scheme is therefore treated as a defined benefit scheme under IAS 19. For unfunded schemes in the US, UK and Canada, 40% of the liabilities reported at year-end are expected to be settled by the Group within 10 years, 28% between 10 and 20 years, 18% between 20 and 30 years, and 14% thereafter.

The funded arrangements in the Group have policies on investment management, including strategies over a preferred long-term investment profile, and schemes in certain territories including Canada and Netherlands manage their bond portfolios to match the weighted average duration of scheme liabilities.

For funded schemes in the US, the Group employs a risk mitigation strategy which seeks to balance pension plan returns with a reasonable level of funded status volatility. Based on this framework, the asset allocation has two primary components. The first component is the hedging portfolio, which uses extended duration fixed income holdings (typically US Government and investment grade corporate bonds) and, to a lesser extent, derivatives to match a portion of the interest rate risk associated with the benefit obligations, thereby reducing expected funded status volatility. The second component is the return-seeking portfolio, which is designed to enhance portfolio returns. The return-seeking portfolio is broadly diversified across asset classes.

On 31 May 2019, the Trustee of the UK Fund entered into an agreement with Pension Insurance Corporation plc (“PIC”) to acquire an insurance policy that operates as a UK Fund investment asset, with the intent of matching a specific part of the UK Fund’s future cash flow arising from the accrued pension liabilities of retired and deferred members. Such an arrangement is commonly termed as a “buy-in”. The buy-in reduces the UK Fund’s value at risk in relation to key risks associated with improved longevity, inflation and interest rate movements whilst improving the security to the UK Fund and its members. The Group consequently benefits from the buy-in as it reduces the UK Fund’s reliance on the Group for future cash funding requirements. The buy-in transaction involved the transfer of £3.4 billion of assets held by the UK Fund to PIC and, as such, had no cash effect to the Group. On an IAS 19 basis, the fair value of the insurance policy will match the present value of the liabilities being insured. On completion of the transaction, a loss of £691 million was recognised through the statement of other comprehensive income on the revaluation of the insurance asset with no impact to the income statement. For the residual assets in the UK Fund, the strategy is broadly split 70% risk reducing assets and 30% return seeking assets. The return seeking portfolio is invested in illiquid assets and the corresponding strategy is to allow these assets to naturally wind down over time, with their value being realised as the investments mature. This is consistent with the Trustee’s ultimate target which is to be 100% invested in risk reducing assets.

Through its defined benefit pension schemes and healthcare schemes, the Group is exposed to a number of risks, including:

Asset volatility:

The plan liabilities are calculated using discount rates set by reference to bond yields. If plan assets underperform this yield, e.g. due to stock market volatility, this will create a deficit. However, most schemes hold a proportion of assets which are expected to outperform bonds in the long term, and the majority of schemes by value are subject to local regulation regarding funding deficits.

Changes in bond yields:

A decrease in corporate bond yields will increase scheme liabilities, although this will be partially offset by an increase in the value of the schemes’ bond holdings or other hedging instruments.

Inflation risk:

Some of the Group’s pension obligations are linked to inflation and higher inflation will lead to higher liabilities, although in most cases, caps on the level of inflationary increases are in place in the scheme rules, while some assets and derivatives provide specific inflation protection.

Life expectancy:

The majority of the schemes’ obligations are to provide benefits for the life of the member, so increases in life expectancy will result in an increase in the plans’ liabilities. Assumptions regarding mortality and mortality improvements are regularly reviewed in line with actuarial tables and scheme specific experience.

The amounts recognised in the balance sheet are determined as follows:

s
	Pension schemes		Healthcare schemes		Total

	2019 £m	2018 £m	2019 £m	2018 £m	2019 £m	2018 £m

Present value of funded scheme liabilities	(11,454)	(11,031)	(272)	(286)	(11,726)	(11,317)

Fair value of funded scheme assets	11,682	11,747	178	178	11,860	11,925

	228	716	(94)	(108)	134	608

Unrecognised funded scheme surpluses	(28)	(20)	–	–	(28)	(20)

	200	696	(94)	(108)	106	588

Present value of unfunded scheme liabilities	(578)	(531)	(557)	(575)	(1,135)	(1,106)

	(378)	165	(651)	(683)	(1,029)	(518)

The above net (liability)/asset is recognised in the balance sheet as follows:

– retirement benefit scheme liabilities	(807)	(982)	(652)	(683)	(1,459)	(1,665)

– retirement benefit scheme assets	429	1,147	1	-	430	1,147

					-
	(378)	165	(651)	(683)	(1,029)	(518)

The net liabilities of funded pension schemes by territory are as follows:

	Liabilities		Assets		Total

	2019 £m	2018 £m	2019 £m	2018 £m	2019 £m	2018 £m

– US	(4,945)	(4,835)	4,818	4,464	(127)	(371)

– UK	(3,214)	(2,962)	3,533	4,016	319	1,054

– Germany	(958)	(949)	928	948	(30)	(1)

– Canada	(738)	(694)	747	708	9	14

– Netherlands	(778)	(782)	814	793	36	11

– Switzerland	(333)	(326)	294	283	(39)	(43)

– Rest of Group	(488)	(483)	548	535	60	52

					-
Funded schemes	(11,454)	(11,031)	11,682	11,747	228	716

Of the Group’s unfunded pension schemes 50% (2018: 48%) relate to arrangements in the UK and 32% (2018: 32%) relate to arrangements in the US, while 86% (2018: 87%) of the Group’s unfunded healthcare arrangements relate to arrangements in the US

The amounts recognised in the income statement are as follows:

	Pension schemes		Healthcare schemes		Total

	2019 £m	2018 £m	2019 £m	2018 £m	2019 £m	2018 £m

Defined benefit schemes

Service cost

– current service cost	92	95	2	2	94	97

– past service cost/(credit), curtailments and settlements	7	–	–	(1)	7	(1)

Net interest on the net defined benefit liability

– interest on scheme liabilities	391	364	34	33	425	397

– interest on scheme assets	(388)	(362)	(8)	(8)	(396)	(370)

– interest on unrecognised funded scheme surpluses	–	2	–	–	–	2

	102	99	28	26	130	125

Defined contribution schemes	97	87	–	–	97	87

Total amount recognised in the income statement (note 3(a))	199	186	28	26	227	212

The above charges are recognised within employee benefit costs in note 3(a) and include a charge of £16 million in 2019 (2018: £3 million) in respect of settlements, past service costs and defined contribution costs reported as part of the restructuring costs charged in arriving at profit from operations (note 3(e)). Included in current service cost in 2019 is £21 million (2018: £16 million) of administration costs. Current service cost is stated after netting employee contributions, where applicable.

The movements in scheme liabilities are as follows:

	Pension schemes		Healthcare schemes		Total

	2019 £m	2018 £m	2019 £m	2018 £m	2019 £m	2018 £m

Present value at 1 January	11,562	12,077	861	948	12,423	13,025

Differences on exchange	(343)	295	(30)	43	(373)	338

Current service cost	94	95	2	2	96	97

Past service cost/(credit) & settlements	7	(10)	–	(1)	7	(11)

Interest on scheme liabilities	391	364	34	33	425	397

Contributions by scheme members	–	2	–	–	–	2

Benefits paid	(743)	(694)	(63)	(62)	(806)	(756)

Actuarial (gains)/losses

– arising from changes in demographic assumptions	(84)	(12)	(10)	(4)	(94)	(16)

– arising from changes in financial assumptions	1,105	(547)	70	(49)	1,175	(596)

Experience gains	43	(8)	(35)	(49)	8	(57)

					-
Present value at 31 December	12,032	11,562	829	861	12,861	12,423

Changes in financial assumptions principally relate to discount rate movements in both years.

Scheme liabilities by scheme membership:

					`
	Pension schemes		Healthcare schemes		Total

	2019 £m	2018 £m	2019 £m	2018 £m	2019 £m	2018 £m

Active members	1,895	1,785	59	55	1,954	1,840

Deferred members	1,308	1,259	2	2	1,310	1,261

Retired members	8,829	8,518	768	804	9,597	9,322

Present value at 31 December	12,032	11,562	829	861	12,861	12,423

Approximately 95% of scheme liabilities in both years relate to guaranteed benefits.

The movements in funded scheme assets are as follows:

	Pension schemes		Healthcare schemes		Total

	2019 £m	2018 £m	2019 £m	2018 £m	2019 £m	2018 £m

Fair value of scheme assets at 1 January	11,747	12,157	178	193	11,925	12,350

Differences on exchange	(326)	262	(6)	8	(332)	270

Settlements	–	(10)	–	–	–	(10)

Interest on scheme assets	388	362	8	8	396	370

Company contributions	82	176	–	45	82	221

Contributions by scheme members	3	–	–	–	3	–

Benefits paid	(704)	(684)	(17)	(61)	(721)	(745)

Actuarial gains/(losses)	492	(516)	15	(15)	507	(531)

					-
Fair value of scheme assets at 31 December	11,682	11,747	178	178	11,860	11,925

	Pension schemes		Healthcare schemes		Total

	2019 £m	2018 £m	2019 £m	2018 £m	2019 £m	2018 £m

Equities ‒ listed	1,221	1,133	7	5	1,228	1,138

Equities ‒ unlisted	1,025	930	68	59	1,093	989

Bonds ‒ listed	2,739	5,925	7	11	2,746	5,936

Bonds ‒ unlisted	2,417	1,672	74	84	2,491	1,756

Other assets ‒ listed	549	618	13	10	562	628

Other assets ‒ unlisted	3,731	1,469	9	9	3,740	1,478

					-
Fair value of scheme assets at 31 December	11,682	11,747	178	178	11,860	11,925

Scheme assets have been diversified into equities, bonds and other assets and are typically invested via fund investment managers into both pooled and segregated mandates of listed and unlisted equities and bonds.

In the above analysis investments via equity-based investment funds are shown under listed equities, and investments via bond-based investment funds are shown under listed bonds. Other assets include insurance contracts, cash and other deposits, derivatives and other hedges, recoverable taxes, infrastructure investments and investment property.

In the US, pension plan assets are invested using active investment strategies and multiple investment management firms. Managers within each asset class cover a range of investment styles and approaches. Allowable investment types include global equity, fixed income, real assets, private equity and absolute return. The range of allowable investment types utilised for pension assets provides enhanced returns and more widely diversifies the plan.

The UK Fund historically has diversified a portion of the assets held by investing in equities listed on non-UK stock exchanges via investment funds, and by making use of liability driven investment funds and inflation opportunity funds as part of its investment portfolio. As noted above, during 2019 the Trustee acquired an insurance policy that operates as a UK Fund investment asset in a “buy-in” transaction. The residual assets now predominantly consist of liability driven investments and absolute return funds as well as a proportion of illiquid investments, such as private equity and infrastructure investments.

The actuarial gains and losses in both years principally relate to movements in the fair values of scheme assets and actual returns are stated net of applicable taxes and fund management fees. The fair values of listed scheme assets were derived from observable data including quoted market prices and other market data, including market values of individual segregated investments and of pooled investment funds where quoted. The fair values of unlisted assets were derived from cash flow projections of estimated future income after taking into account the estimated recoverable value of these assets.

The movements in the unrecognised scheme surpluses, recognised in other comprehensive income, are as follows:

	Pension schemes			Healthcare schemes			Total

	2019 £m	2018 £m	2017 £m	2019 £m	2018 £m	2017 £m	2019 £m	2018 £m	2017 £m

Unrecognised funded scheme surpluses at 1 January	(20)	(23)	(18)	–	–	–	(20)	(23)	(18)

Differences on exchange	(1)	1	3	–	–	–	(1)	1	3

Interest on unrecognised funded scheme surpluses	–	(2)	(2)	–	–	–	–	(2)	(2)

Movement in year (note 18)	(7)	4	(6)	–	–	–	(7)	4	(6)

Unrecognised funded scheme surpluses at 31 December	(28)	(20)	(23)	–	–	–	(28)	(20)	(23)

The principal actuarial assumptions (weighted to reflect individual scheme differences) used in the following territories are shown below. In both years, discount rates are determined by reference to normal yields on high quality corporate bonds at the balance sheet date.

	2019						2018

	US	UK	Germany	Canada	Netherlands	Switzerland	US	UK	Germany	Canada	Netherlands	Switzerland

Rate of increase in salaries (%)	3.4	3.0	0.6	3.0	2.1	1.3	3.9	3.2	1.7	3.0	2.1	1.3

Rate of increase in pensions in payment (%)	2.5	3.0	0.4	Nil	0.9	Nil	2.5	3.2	1.1	Nil	1.1	Nil

Rate of increase in deferred pensions (%)	–	2.2	0.4	Nil	0.9	–	–	2.2	1.1	Nil	1.1	–

Discount rate (%)	3.3	2.0	0.3	3.0	1.1	0.1	4.3	2.9	1.3	3.8	1.8	0.9

General inflation (%)	2.5	3.0	0.4	2.0	2.0	1.1	2.5	3.2	1.1	2.0	2.0	1.1

	2019						2018

	US	UK	Germany	Canada	Netherlands	Switzerland	US	UK	Germany	Canada	Netherlands	Switzerland

Weighted average duration of liabilities (years)	11.4	16.1	14.0	11.0	17.8	13.9	10.8	16.0	8.2	10.5	17.5	12.8

For healthcare inflation in the US, the assumption is 6.5% for both years and in Canada, the assumption is 5.0% for both years.

Mortality assumptions are subject to regular review. The principal schemes used the following tables:

US	PRI-2012 mortality tables without collar or amount, projected with MP-2019 generational projection (2018: RP-2018 and MP-2018)
UK	S2PA (YOB) with the CMI (2018) improvement model with a 1.25% long term improvement rate (2018: CMI (2017))
Germany	RT Heubeck 2018 G (both years)
Canada	CPM-2014 Private Table (both years)
Netherlands	AG Prognosetafel 2018 (both years)
Switzerland	LPP/BVG 2015 base table with CMI projection factors for mortality improvements with a 1.5% long-term improvement rate (both years)

Based on the above, the weighted average life expectancy, in years, for mortality tables used to determine benefit obligations is as follows:

	US		UK		Germany		Canada		Netherlands		Switzerland

	Male	Female	Male	Female	Male	Female	Male	Female	Male	Female	Male	Female

31 December 2019

Member age 65 (current life expectancy)	20.6	22.6	22.4	23.9	20.2	23.7	21.6	23.9	21.0	24.3	21.8	23.8

Member age 45 (life expectancy at age 65)	22.2	24.1	24.0	25.2	23.0	25.9	22.6	24.9	23.4	26.3	23.7	25.7

31 December 2018

Member age 65 (current life expectancy)	20.7	22.7	22.6	24.1	17.0	20.6	21.5	23.9	20.8	24.5	21.8	23.8

Member age 45 (life expectancy at age 65)	22.3	24.2	24.2	25.4	19.8	22.8	22.5	24.8	23.1	26.5	23.6	25.6

For the remaining territories, typical assumptions are that real salary increases will be from 0% to 5.0% (2018: 0.5% to 6.3%) per annum and discount rates will be from 0% to 11.7% (2018: 0.6% to 7.6%) above inflation. Pension increases, where allowed for, are generally assumed to be in line with inflation. Assumptions of life expectancy are in line with best practice in each territory. For countries where there is not a deep market in such corporate bonds, the yield on government bonds is used.

The valuation of retirement benefit schemes involves judgements about uncertain future events. Sensitivities in respect of the key assumptions used to measure the principal pension schemes as at 31 December 2019 are set out below. These sensitivities show the hypothetical impact of a change in each of the listed assumptions in isolation, with the exception of the sensitivity to inflation which incorporates the impact of certain correlating assumptions such as salary increases. While each of these sensitivities holds all other assumptions constant, in practice such assumptions rarely change in isolation, while asset values also change, and the impacts may offset to some extent.

	1 year increase £m	1 year decrease £m	0.25 percentage point increase £m	0.25 percentage point decrease £m

Average life expectancy – increase/(decrease) of scheme liabilities	387	(385)

Rate of inflation – increase/(decrease) of scheme liabilities			173	(163)

Discount rate – (decrease)/increase of scheme liabilities			(350)	367

A one percentage point increase in healthcare inflation would increase healthcare scheme liabilities by £42 million, and a one percentage point decrease would decrease liabilities by £36 million. The income statement effect of this change in assumption is not material.